Transforming Meredith Corporation for future growth May 3, 2021 Exhibit 99.2

Disclaimers CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting Meredith Corporation (“Meredith” or “the Company“) and its operations. Statements in this presentation that are forward-looking include, but are not limited to, statements related to the proposed merger, the spin-off and Meredith’s future financial strength, including its leverage ratio, following the spin-off, and the timing of the transaction. Forward-looking statements can be identified by words such as may, should, expects, provides, anticipates, assumes, can, will, meets, could, likely, intends, might, predicts, seeks, would, believes, estimates, plans, continues, guidance or outlook, or variations of these words or similar expressions. Actual results may differ materially from those currently anticipated. Factors that could cause actual results to differ materially from those projected in the forward-looking statements include the following: market conditions; the impact of the COVID-19 pandemic; the parties’ ability to consummate the Merger and Spin-off; the conditions to the completion of the transactions, including the receipt of approval of Meredith’s shareholders; the regulatory approvals required for the Merger not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transactions; potential inability to retain key employees; Meredith’s ability to operate the National Media Group successfully as a standalone business; the ability to obtain financing on the expected terms; changes in interest rates; the consequences of acquisitions and/or dispositions; and Meredith’s ability to comply with the terms of its debt financing; and market conditions. Additional information concerning these and other risk factors can be found in Meredith’s and Gray Television Inc.’s (“Gray” or “Parent”) filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Such risk factors may be amplified by the COVID-19 pandemic and its potential impact on the Company’s business and the global economy. Meredith, SpinCo and Gray assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. RATIONALE FOR USE AND ACCESS TO NON-GAAP RESULTS Meredith uses and presents GAAP and non-GAAP results to evaluate and communicate its performance. Non-GAAP measures should not be construed as alternatives to GAAP measures. Adjusted EBITDA is a common supplemental measure of performance used by investors and financial analysts. Adjusted EBITDA is defined as earnings (loss) from continuing operations before interest expense, income taxes, depreciation, amortization, and special items. These special items have been removed as they have been deemed to be non-operational in nature. Reconciliations of GAAP to non-GAAP measures are attached to this presentation and available at www.Meredith.com.

Disclaimers Additional Information and Where to Find It This communication is not a solicitation of a proxy from any shareholder of the Company. In connection with the Merger and Spin-Off, the Company intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement. In addition, SpinCo intends to file a registration statement on Form 10 with respect to its common stock. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SPINCO, PARENT, THE MERGER AND THE SPIN-OFF. The proxy statement and Form 10, and other relevant materials (when they become available), and any other documents filed by the Company, SpinCo and Parent with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. The documents filed by the Company may also be obtained for free from the Company’s Investor Relations web site (http://ir.meredith.com) or by directing a request to the Company’s Shareholder/Financial Analyst contact, Mike Lovell, Executive Director of Corporate Communications, at 515-284-3622. PARTICIPANTS IN THE SOLICITATION The Company and Parent and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the Merger and Spin-Off. Information about Parent’s directors and executive officers is available in Parent’s definitive proxy statement, dated March 25, 2021, for its 2021 annual meeting of shareholders. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement, dated September 25, 2020, for its 2020 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and Form 10 registration statement regarding the Merger and Spin-Off that the Company and SpinCo will file with the SEC when it becomes available.

Unlocking shareholder value through strategic transformation Meredith’s Board of Directors has approved a transaction to sell its Local Media Group to Gray Television for $2.7 billion and spin out National Media Group as a standalone company Attractive point in cycle to monetize the Local Media Group Compelling value with a multiple of 10x(1) reflects highly competitive process and high-quality broadcast assets 1 Tax efficient transaction Allows full proceeds to extinguish existing Meredith Corporation debt and excess to be paid to Meredith shareholders 2 Significantly improves financial strength Stronger capital profile enables investments in digital growth and shareholder returns with an initial targeted leverage of approximately 2x 3 National Media Group becomes Meredith Fully establishes Meredith as a multi-platform, consumer-focused, lifestyle media company with sharper focus and enhanced capacity to invest 5 (1) Based on the average of LMG’s Fiscal 2020/2021 Adjusted EBITDA Efficiently unlocks shareholder value Existing shareholders to receive cash consideration plus one-for-one equity in Meredith 4

Customary closing conditions, including regulatory review and approvals from Meredith Corporation’s shareholders (~Sept/Oct) Transaction anticipated to close in Calendar 2021 fourth quarter RBC & Barclays have committed financing of $725 million and $150 revolving credit facility in support of the transaction Timing & closing considerations Key transaction terms National Media Group will be spun out from Meredith Corporation to form a new publicly traded company Post-close future Meredith debt targeting 2x leverage ratio All Meredith Corporation shareholders will receive shares of future Meredith on a 1-for-1 basis at close No corporate-level tax for spin-off expected due to tax basis in NMG business (including Time Inc.) Meredith Corporation, containing only the Local Media Group post-NMG spin, will be sold to Gray Television for $2.7 billion cash Cash proceeds plus cash on hand at close plus new debt will be used to extinguish Meredith Corporation’s outstanding debt at close and pay transaction-related expenses Estimated excess cash proceeds of ~$14.50/share paid to Meredith Corporation shareholders as merger consideration Shares and cash merger consideration received by shareholders will be taxable(1) Structure & Consideration New Company Company name: Meredith Corporation; Listing: NYSE; Ticker: MDP Corporate headquarters: Des Moines, Iowa Two reporting segments: Digital, Magazine Leadership & Governance Led by Meredith Corporation’s existing senior executive team, including Tom Harty as Chairman & CEO, Jason Frierott as CFO Common and Class B shareholders to maintain Meredith Corporation’s dual-class stock structure (1) Dependent upon individual shareholder stock basis and tax status

Meredith positioning A multi-platform media leader with trusted brands, a digital business of scale and unparalleled reach to female audiences. An improved balance sheet enables growth investments and capital returns to shareholders.

Meredith’s strategic focus and competitive advantage Web First party data Proprietary platform Mobile Social Magazines Video & TV Audio Web Engaged, scaled audience Multi-platform scale 150M monthly digital users and magazine subscribers Unrivaled reach 95% of American women, a buying force 40+ trusted brands Shaping the cultural conversation and driving women to take action Proprietary platform & first party data Diversified revenue mix Innovative products and measurable results for advertising partners Rich data & purchase intent signals from billions of consumer engagements 1st party data at scale powered by proprietary platform and taxonomy Predictive insights powering product and content innovation for Meredith and clients Direct consumer revenue subscription, newsstand, ecommerce, & licensed product sales Performance marketing strategies driving $800 million in retail partner sales

Reaching 95% of U.S. women in the subject areas valued most Food Entertainment & Style Health & Wellness Parenting Travel & Luxury Home Reach Category Brands 192M adults, 95% of American women, 90% of millennial women

Leadership team

Senior Officers



Tom Harty
Chairman & CEO

- ~35 years of media experience, including ~17 years at Meredith



Jason Frierott
CFO

- 20+ years of financial experience; joined Meredith in 2020



Catherine Levene
President, NMG

- 25+ years experience in digital media, ecommerce leadership roles; joined Meredith in 2019



John Zieser
Chief Development Officer, General Counsel

- ~35 years of legal & media experience, including ~20 years at Meredith

Operational Leadership



Alysia Borsa
President, Digital

- 20+ years working in media and communications; joined Meredith in 2011



Doug Olson
President, Magazines

- 30+ years of technology and operational management; joined Meredith in 2000



Thomas Witschi
President, Consumer Products

- ~40 years of experience in digital and publishing; joined Meredith in 2011



Erica Jensen
Senior Vice President, Chief Communications Officer

- 18+ years of financial communications and PR strategy experience; joined Meredith in 2021



Dina Nathanson
Senior Vice President, Human Resources

- 25+ years of human resources experience in the media industry; joined Meredith in 2010



Daphne Kwon
Executive Vice President, Strategy & Business Development

- 25+ years of experience in media, tech and finance; joined Meredith in 2019

9

Attractive financial profile

Last twelve months financials **(Fiscal 4Q'20 thru 3Q'21)**


~$2.0B
Digital[1]
Magazine[2]
Revenues[3][4]
~$0.3B
Digital[1]
Magazine[2]
Adjusted EBITDA[3][4][5]

- Digitally focused Meredith with iconic assets well-positioned for growth
- Attractive capital structure and financial flexibility
- Revitalized capacity for investments and shareholder return

(1) Represents the approximate contribution of digital and licensing related activities.
(2) Represents approximate contribution of magazine related activities.
(3) These amounts are estimates and will likely differ, perhaps materially, from amounts ultimately allocated to SpinCo in "carve-out" (which would be subject to audit) or pro forma financial statements that may be presented in future public filings by Meredith or SpinCo.
(4) No adjustment is made for PeopleTV or MNI Targeted Media, which have historically been reported in the Local Media Group segment but are expected to remain with Meredith following the transactions.
(5) Reflects a combination of reported Adjusted EBITDA for the National Media Group and Corporate segments. For purposes of the split between Digital and Magazine, unallocated corporate Adjusted EBITDA has been allocated ratably based on Adjusted EBITDA for Digital and Magazine. A reconciliation of Adjusted EBITDA to the most comparable GAAP measure is included at the end of this presentation.

10

June through December 2021 Post close Expected Transaction Timeline Summer/early fall investor day Shareholder vote to approve transaction (~Sept/Oct) 4Q’21 & 1Q’22 earnings calls with transaction update File customary regulatory documents (FCC, SEC, DOJ) Regulatory approval expected in 4th quarter CY‘21 Meredith stock re-launched as MDP Provide updated guidance

Transaction summary Attractive point in cycle to monetize the Local Media Group A multiple of 10x(1) reflects highly competitive process and high-quality broadcast assets Tax efficient transaction Allows full proceeds to extinguish existing Meredith Corporation debt and excess to be paid to Meredith shareholders Significantly improves financial strength Stronger capital profile enables investments in digital growth and shareholder returns with an initial targeted leverage of approximately 2x National Media Group becomes Meredith Fully establishes Meredith as a multi-platform, consumer-focused, lifestyle media company Efficiently unlocks shareholder value Existing shareholders to receive cash consideration plus one-for-one equity in Meredith (1) Based on the average of LMG’s Fiscal 2020/2021 Adjusted EBITDA

Appendix

Meredith Corporation Supplemental Disclosures regarding Non-GAAP Financial Measures

Transforming Meredith Corporation for Future Growth May 3, 2021